SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 30, 2011

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 30, 2011, the Registrant held its Annual Meeting of Stockholders at which (i) directors were elected, (ii) Ernst & Young LLP’s appointment as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2011 was approved, (iii) the compensation paid to the Registrant’s Named Executive Officers was approved in an advisory vote, and (iv) an advisory vote was taken on the frequency of future advisory stockholder votes on executive compensation. The proposals are described in detail in the Registrant’s proxy statement for the 2011 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on February 16, 2011. The final results for the votes regarding each proposal are set forth below.

1. The Registrant’s stockholders elected the eleven directors listed in Registrant’s proxy statement to the Board of Directors, to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non-Votes
John P. Bilbrey	9,883,892	22,255	11,445	1,174,522
James T. Brady	9,805,432	93,842	18,318	1,174,522
J. Michael Fitzpatrick	9,891,443	18,232	7,917	1,174,522
Freeman A. Hrabowski, III	9,841,027	59,499	17,066	1,174,522
Patricia Little	9,881,485	24,348	11,759	1,174,522
Michael D. Mangan	9,886,392	22,152	9,048	1,174,522
Margaret M.V. Preston	9,888,711	20,569	8,312	1,174,522
George A. Roche	9,890,288	18,909	8,395	1,174,522
Gordon M. Stetz, Jr.	9,890,878	20,079	6,635	1,174,522
William E. Stevens	9,890,024	18,562	9,006	1,174,522
Alan D. Wilson	9,891,889	19,977	5,726	1,174,522

2. The Registrant’s stockholders ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending November 30, 2011. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
11,054,410	21,546	16,158	0

3. The Registrant’s stockholders approved in an advisory (non-binding) vote the compensation paid to the Registrant’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,680,702	180,568	56,322	1,174,522

4. The Registrant’s stockholders voted, on an advisory (non-binding) basis, on the frequency of stockholder votes on executive compensation. The votes regarding this proposal were as follows:

3 Years	2 Years	1 Year	Abstained
8,202,088	1,181,458	408,253	125,793

In accordance with the voting results for Proposal 4, in which the choice receiving the highest number of votes was “3 Years,” the Registrant’s Board of Directors has determined that future stockholder advisory (non-binding) votes on executive compensation will be held every three years. Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the Registrant’s 2014 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

Date: April 1, 2011	By:	/s/ W. Geoffrey Carpenter
W. Geoffrey Carpenter
Vice President, General Counsel & Secretary

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